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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

OSMOTICA PHARMACEUTICALS PLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐
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	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

        THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action you should take, you are recommended to seek your own financial advice immediately from an independent financial adviser being, if you are resident in Ireland, an organisation or firm authorised under the European Communities (Markets in Financial Instruments) Regulation 2007 (S.I. No. 60 of 2007) or, if you are not so resident, from another appropriately authorised independent financial adviser.

PRELIMINARY—SUBJECT TO COMPLETION

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

OF

OSMOTICA PHARMACEUTICALS PUBLIC LIMITED COMPANY

TO BE HELD AT

[            ] (IRISH TIME)

ON

[                        ], 2019

AT

A&L Goodbody, 25-28 North Wall Quay, Dublin 1

PROPOSED APPROVAL OF WAIVER OF OFFER OBLIGATIONS UNDER RULE 37 OF THE IRISH TAKEOVER RULES TO ENABLE SHARE BUYBACKS OR REDEMPTIONS

        Notice of an Extraordinary General Meeting of Osmotica Pharmaceuticals plc (Osmotica, the Company or we) to be held at A&L Goodbody, 25-28 North Wall Quay, Dublin 1 at [            ] am/pm on [                        ], 2019 is set out at the end of this proxy statement. This proxy statement should be read as a whole. Your attention is drawn to the letter from Brian Markison, CEO and Chairman of the board of directors of Osmotica (the Board) in Part 1 of this proxy statement.

        Record Date: July 15, 2019. Only members registered on the record date will have the right to participate and vote at the Extraordinary General Meeting.

        Davy Corporate Finance, which is regulated in Ireland by the Central Bank of Ireland, is acting as financial adviser to the Company for the purposes of Rule 3 of the Irish Takeover Rules in respect of the proposals described in this proxy statement and accordingly will not be responsible to anyone other than the Company for providing the protections afforded to clients of Davy Corporate Finance, or for providing advice in relation thereto.

        This proxy statement is dated [            ], 2019.

i

PRELIMINARY—SUBJECT TO COMPLETION

 Part 1

LETTER FROM THE CEO AND CHAIRMAN

Osmotica Pharmaceuticals plc
25-28 North Wall Quay, Dublin 1, Ireland
Registered Number: 607944

[            ], 2019

Dear Osmotica Shareholder

        We cordially invite you to attend the Extraordinary General Meeting (the EGM) of Osmotica to be held at A&L Goodbody, 25-28 North Wall Quay, Dublin 1 on [                        ], 2019 at [            ] am/pm (Irish time). You will find the Notice of Extraordinary General Meeting set out on page 8 of this proxy statement.

        This letter explains the business to be transacted at the Extraordinary General Meeting. Certain capitalized terms used in this letter and elsewhere in this proxy statement are defined in paragraph 18 of Part 4 of this proxy statement, entitled 'Additional Information Required to be included in this Circular under the Irish Takeover Rules'.

Background to the Proposals

        On October 1, 2018, Osmotica announced that it intended to undertake an initial public offering of its shares on Nasdaq and was offering 8.3 million Ordinary Shares at an expected price between $14 and $16 per share. On October 17, 2018, Osmotica announced that it was offering 8.3 million Ordinary Shares at a price of $7 per share. On October 22, 2018, Osmotica announced the closing of its initial public offering of 7,647,500 Ordinary Shares (including shares issued upon exercise of the underwriters' overallotment option) at a price of $7.00 per share. In addition to the Ordinary Shares sold in the IPO, Osmotica sold 2,014,285 Ordinary Shares to certain existing shareholders, including the Affected Shareholders, at the IPO price.

        Between the admission of the Ordinary Shares to trading on Nasdaq on October 18, 2018 and the related offering of Ordinary Shares (the IPO) and March 27, 2019, the day before the filing of the Company's Annual Report on Form 10-K, Osmotica's Ordinary Shares traded at prices per share of between $6.03 and $9.45. However, since the end of March 2019, Osmotica's share price has decreased significantly. As of close of markets on [            ], 2019, the share price was $[            ]. This represents a [            ]% decrease in Osmotica's share price since the IPO.

        In this context, the Board believes that the current share price of Osmotica significantly undervalues the Company and it has been considering a range of strategic alternatives available to it. One such potential alternative is the possibility of the Company repurchasing its own shares. Under the Takeover Rules, any repurchase by Osmotica of its own shares may trigger mandatory offer requirements under Rule 37, unless these requirements are waived by the Panel. A condition of such waiver by the Irish Takeover Panel (the Panel) is the approval of a majority of independent shareholders. The requirements of Rule 37 are more fully described below under the heading 'Resolution 1—Avista & Altchem Waiver'. In order to grant the Company maximum flexibility to proceed with Share Repurchases, the Board has decided to convene an EGM to seek shareholder approval to do so.

        Under the Articles of Association of the Company, Ordinary Shares which the Company agrees to acquire can be automatically converted to redeemable shares. Accordingly, for Irish company law purposes, the repurchases by the Company of its shares will be effected as redemptions.

        As at the Latest Practicable Date, the issued and outstanding share capital of the Company was 52,518,924 Ordinary Shares. In order to provide the Board with flexibility to repurchase Ordinary Shares, should it decide in the future that that is the best course of action for the Company, the Board has decided to seek shareholder approval to purchase up to 10% of its issued and outstanding share capital as at the Latest Practicable Date, being up to 5,251,892 Ordinary Shares. Whether or not any Share Repurchases are made will depend on a number of factors, including the cash position of the Company in the future. As at [                        ], the Company had cash and cash equivalents of [            ].

Resolution 1—Avista & Altchem Waiver

        Under Rule 37 of the Irish Takeover Rules, if any person, or persons acting in concert, hold securities representing 30% or more (but less than 50%) of the voting share capital of a relevant company, and by reason of the purchase or redemption by that company of its own securities, the percentage of the voting share capital conferred by the securities held by that person, or by any one or more of those persons, increases by more than 0.05% in any 12 month period, then such person or, in the case of persons acting in concert, such one or more persons as the Panel may direct, will be obliged to make an offer to the holders of each class of equity share capital of the Company and to the holders of each other class of transferable voting securities of the company in accordance with Rule 37, unless that obligation has been waived by the Panel.

Avista

        ACP Holdco (Offshore), L.P. (ACP Holdco), ACP III AIV, L.P. (ACP III), Orbit Co-Invest I LLC (Orbit I) and Orbit Co-Invest III LLC (Orbit III) (collectively, the Avista Funds) currently hold 20,450,785 Ordinary Shares (the Avista Shares) in total representing approximately 38.94% of the Company's issued Ordinary Share capital. Below is a table showing the breakdown of the individual Ordinary Share ownership of each of the Avista Funds as at the Latest Practicable Date.

        Avista Capital Partners III GP, L.P. (a limited liability partnership formed in Delaware) (Avista) (Avista and the Avista Funds are together referred to as the Avista Shareholders), by virtue of its relationship as (i) general partner of ACP Holdco and ACP III and (ii) manager of Orbit I and Orbit III, may be deemed to share beneficial ownership of the Avista Shares. Voting and disposition decisions at Avista with respect to the Avista Shares are made by an investment committee of Avista.

AVISTA FUND	ORDINARY SHARES OWNED	PERCENTAGE OF ISSUED SHARE CAPITAL
ACP III AIV, L.P.	9,296,965	17.70%
ACP HOLDCO (OFFSHORE), L.P.	5,183,899	9.87%
ORBIT CO-INVEST I LLC	4,936,926	9.40%
ORBIT CO-INVEST III LLC	1,032,995	1.97%

        If the Company redeems 5,251,892 Ordinary Shares pursuant to the Company's Articles of Association and assuming that none of the Avista Shareholders dispose of any Ordinary Shares, the total shareholdings of the Avista Shareholders in the Company, while remaining the same in number of Ordinary Shares, would increase as a percentage of the Company's issued share capital from 38.94% to 43.27%. As a result, the Avista Shareholders would become obliged under the Takeover Rules to extend a general offer to the Company's shareholders in accordance with Rule 37, unless that obligation has been waived by the Panel.

Altchem

        Altchem Limited (a company incorporated in Cyprus) (Altchem) and Orbit Co-Invest A-1 LLC (a limited liability company organized in Delaware) (Orbit A-1), together, currently hold 22,417,540 Ordinary Shares (the Altchem Shares) in total representing approximately 42.68% of the Company's issued Ordinary Share capital. Below is a table showing the breakdown of the individual Ordinary Share ownership of each of Altchem and Orbit A-1 as at the Latest Practicable Date.

        Altchem, by virtue of its relationship as the manager of Orbit A-1, may be deemed to share beneficial ownership of the Ordinary Shares held by Orbit A-1. Voting and disposition decisions with respect to the Ordinary Shares beneficially owned by Altchem are made by the foundation council of Harsaul Foundation (Harsaul, together with Orbit A-1 and Altchem, the Altchem Shareholders), a foundation organized in Panama, in its absolute discretion. As a result, Harsaul may be deemed to share beneficial ownership of the Altchem Shares.

ALTCHEM FUND	ORDINARY SHARES OWNED	PERCENTAGE OF ISSUED SHARE CAPITAL
ALTCHEM LIMITED	21,235,297	40.43%
ORBIT CO-INVEST A-I LLC	1,182,243	2.25%

        If the Company redeems 5,251,892 Ordinary Shares pursuant to the Company's Articles of Association and assuming that none of the Altchem Shareholders dispose of any Ordinary Shares, the total shareholdings of the Altchem Shareholders in the Company, while remaining the same in number of Ordinary Shares, would increase as a percentage of the Company's issued share capital from 42.68% to 47.42%. As a result, the Altchem Shareholders would become obliged under the Takeover Rules to extend a general offer to the Company's shareholders in accordance with Rule 37, unless that obligation has been waived by the Panel.

Management Individuals

        The Management Individuals (as defined in paragraph 18 of Part 4 of this proxy statement), together, currently hold 2,003,099 Ordinary Shares in total representing approximately 3.81% of the Company's issued Ordinary Share capital.

        If the Company redeems 5,251,892 Ordinary Shares pursuant to the Company's Articles of Association and assuming that none of the Management Individuals dispose of any Ordinary Shares, the total shareholdings of the Management Individuals in the Company, while remaining the same in number of Ordinary Shares, would increase as a percentage of the Company's issued share capital from 3.81% to 4.23%. As a result, the Management Individuals may, if so directed by the Panel, become obliged under the Takeover Rules to extend a general offer to the Company's shareholders in accordance with Rule 37, unless that obligation has been waived by the Panel.

Panel Waiver

        By letter dated June 7, 2019 to A&L Goodbody (the Company's Irish counsel) the Panel has agreed to waive the potential Rule 37 offer obligations described above, subject to the following conditions:

  (a)
  The passing of a resolution, on a poll vote, by a majority of the Independent Shareholders of Osmotica to approve the maximum shareholding of the Affected Shareholders, Non-Independent Directors and the Management Individuals of 94.92% as a result of the buy-back or redemption by Osmotica of up to 5,251,892 ordinary shares; and

  (b)
  The approval by the Panel of a circular to shareholders which should comply with the whitewash guidance note of Rule 9 of the Takeover Rules, as appropriate. This document has been so approved.

        The approval referred to in paragraph (a) above is a simple majority approval of the Independent Shareholders who vote (in person or by proxy) at the meeting.

        Approval of Resolution 1 is necessary to enable the Company to buyback or redeem up to 5,251,892 Ordinary Shares without the Affected Shareholders and/or the Management Individuals being obliged to make a mandatory offer for the entire issued share capital of the Company not already owned.

Recommendations

        Under the Takeover Rules, the Board is presumed to be acting in concert with the Affected Shareholders. This presumption arises because the Company is regarded under the Takeover Rules as an associated company of the Affected Shareholders by virtue of the size of the Affected Shareholders' shareholdings in the Company. Following submissions made to the Panel on our behalf in September 2018 and January 2019, the Panel granted a rebuttal of this presumption insofar as it applies to those Directors who are not affiliated with the Affected Shareholders (being Messrs Weiss and Cowan) (the Independent Directors).

        As Resolution 1 relates to a potential mandatory offer obligation under Takeover Rule 37 which the Affected Shareholders may incur, Messrs Markison, Burgstahler, Venkataraman, Sielecki and Vergez (the Non-independent Directors) are not permitted to advise the Independent Shareholders on it due to, amongst other affiliations with the Affected Shareholders, their presumption of concertedness with the Affected Shareholders pursuant to Takeover Rule 3.3(b)(ii). Accordingly, the Non-independent Directors have abstained from advising on Resolution 1.

        The Independent Directors, who have been advised by Davy Corporate Finance, consider Resolution 1, which is a condition to the implementation of the Share Repurchases, to be in the best interests of the Company and the Independent Shareholders as a whole. In providing its advice on Resolution 1, Davy Corporate Finance has taken account of the commercial assessment of the Directors. Accordingly, the Independent Directors recommend that you vote in favour of Resolution 1.

        The enclosed proxy card includes an admission ticket for one shareholder to attend the EGM. You may alternatively present a brokerage statement showing proof of your ownership of ordinary shares of Osmotica Pharmaceuticals plc as of July 15, 2019. All shareholders must also present a valid form of government-issued picture identification in order to attend.

        Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the EGM, we encourage you to consider the matters presented in the proxy statement and vote as soon as possible.

        We hope that you will be able to join us on [                        ], 2019.

Yours faithfully

Brian Markison

Chief Executive Officer and Chairman of the Board of Directors

PRELIMINARY—SUBJECT TO COMPLETION

Part 2

NOTICE OF EXTRAORDINARY GENERAL MEETING
OF
OSMOTICA PHARMACEUTICALS PLC

[                        ], 2019

        An Extraordinary General Meeting of Shareholders (the EGM) of Osmotica Pharmaceuticals plc (the Company, or Osmotica) will be held at A&L Goodbody, 25-28 North Wall Quay, Dublin 1 on [                        ], 2019 at [            ] am/pm (Irish time) for the purpose of considering and, if thought fit, passing the following resolutions as ordinary resolutions:

  1
  "That, having regard to The Irish Takeover Panel Act 1997, Takeover Rules 2013 (the Takeover Rules) and to the conditions attached by the Irish Takeover Panel to the grant of a waiver under Rule 37 of the Takeover Rules as set out in its letter dated June 7, 2019 to A&L Goodbody (as described on page 5 of the proxy statement of which this Notice forms part), an increase in the percentage of the issued share capital of the Company owned and/or controlled by (i) Avista Capital Partners (Avista) of up to 43.27 per cent; (ii) Altchem Limited (Altchem) of up to 47.42 per cent; and (iii) Brian Markison, Andrew Einhorn (including through Harpua LLC), Christopher Klein, David Purdy, Kevin Hudy (through Premier Trust, Inc., as Trustee of the Kevin Hudy 2013 Non-Grantor Nevada Trust dated September 18, 2013), Steve Squashic (through Peak Trust Company, as Trustee of the Steven Squashic 2013 Non-Grantor Alaska Trust dated September 11, 2013), Rich Buecheler, Jarret Miller and James Schaub (the Management Individuals) of up to 4.23%, as a result of the repurchase or redemption by the Company of up to 5,251,892 ordinary shares of US$0.01 each in the capital of the Company pursuant to the authority conferred on the Company pursuant to the Articles of Association of the Company, be and is hereby approved on the basis that Avista, Altchem and the Management Individuals shall not by reason of such increase become obliged to make an offer to the Company's shareholders pursuant to the said Rule 37."

        Shareholders of record at the close of business on July 15, 2019 are entitled to Notice of, and to vote at, the EGM and any adjournments or postponements thereof. Resolution 1 above is an ordinary resolution requiring a simple majority of the votes cast at the EGM to be approved. Only Independent Shareholders are entitled to cast votes on Resolution 1. The proposal is more fully described in the 'Letter from the CEO and Chairman' in Part 1 of this proxy statement.

Only Independent Shareholders are entitled to vote on Resolution 1.

        To attend the EGM, you must demonstrate that you were an Osmotica shareholder as of the close of business on July 15, 2019, or hold a valid proxy for the EGM from such a shareholder. The enclosed proxy card includes an admission ticket for one shareholder to attend the EGM. A shareholder entitled to attend and vote at the EGM is entitled, using the proxy card provided, to appoint one or more proxies to attend, speak and vote instead of him or her at the EGM. A proxy need not be a shareholder of record. You may alternatively present a brokerage statement showing proof of your ownership of ordinary shares of Osmotica as of July 15, 2019. All shareholders must also present a valid form of government-issued picture identification in order to attend. Please allow additional time for these procedures.

Bridgewater, NJ [ ], 2019	By Order of the Board of Directors
Christopher Klein Secretary

PRELIMINARY—SUBJECT TO COMPLETION

Part 3

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

OF

OSMOTICA PHARMACEUTICALS PLC

[                        ], 2019

PROXY STATEMENT

        The board of directors of Osmotica Pharmaceuticals plc (Osmotica or the Company) is soliciting your proxy for an Extraordinary General Meeting of Shareholders (the EGM). Attendance in person or by proxy of a majority of the shares outstanding and entitled to vote at the meeting is required for a quorum for the EGM.

        Included with these proxy materials is a proxy card or a voting instruction card from your bank, broker or other nominee for the EGM. You may vote on the Internet, using the procedures and instructions described on the proxy card that you received. If you vote by Internet, your use of that system, and specifically the entry of your pin number or other unique identifier, will be deemed to constitute your appointment, in writing and under hand, and for all purposes of the Irish Companies Act, of each of Brian Markison, Andrew Einhorn, Christopher Klein and Rebecca Jewell, as your proxy to vote your shares on your behalf in accordance with your Internet instructions.

        In addition to voting on the Internet, you may vote by telephone using the toll-free telephone number contained on the proxy card or voting instruction card. If you vote by telephone, your use of that telephone system, and specifically the entry of your pin number or other unique identifier, will be deemed to constitute your appointment, in writing and under hand, and for all purposes of the Irish Companies Act, of each of Brian Markison, Andrew Einhorn, Christopher Klein and Rebecca Jewell as your proxy to vote your shares on your behalf in accordance with your telephone instructions. You may also vote by mail by completing and returning a proxy card or voting instruction card. Both Internet and telephone voting provide easy-to-follow instructions and have procedures designed to authenticate your identity and permit you to confirm that your voting instructions are accurately reflected.

        You may revoke your proxy at any time before it is voted by voting later by telephone or Internet, returning a later-dated proxy card or delivering a written revocation to the Secretary of Osmotica. Your attendance at the EGM alone will not revoke your proxy.

        Shareholders of record at the close of business on July 15, 2019 are entitled to vote at the meeting.

        This proxy statement and the proxy card are being first made available to shareholders on or about the date of the notice of meeting. Our registered office is at 25-28 North Wall Quay, Dublin 1, Ireland and our primary US office is at 400 Crossing Boulevard, Bridgewater, NJ 08807.

        Important Notice Regarding the Availability of Proxy Materials for the EGM to Be Held on [                        ], 2019: Our proxy statement is attached. The proxy statement is available on our website at https://ir.osmotica.com/. Additionally, you may access our proxy materials at www.proxyvote.com, a site that does not have "cookies" that identify visitors to the site.

PRELIMINARY—SUBJECT TO COMPLETION

Part 4

ADDITIONAL INFORMATION REQUIRED TO BE INCLUDED IN THIS CIRCULAR UNDER THE IRISH TAKEOVER RULES

1
RESPONSIBILITY

1.1
The Directors, whose names are set out in paragraph 3 of this Part 4, accept responsibility for the information contained in this proxy statement, except for the information relating to the Affected Shareholders for which responsibility is accepted as set out in paragraphs 1.2 and 1.3 below. To the best of the knowledge and belief of the Directors (who have taken all reasonable care to ensure that such is the case), the information contained in this proxy statement is in accordance with the facts and does not omit anything likely to affect the import of such information.

1.2
The Partners of Avista, whose names are set out in paragraph 5.4 of this Part 4, accept responsibility for the information contained in this proxy statement in respect of the Avista Shareholders. To the best of the knowledge and belief of the Partners of Avista (who have taken all reasonable care to ensure that such is the case), the information contained in this proxy statement in respect of the Avista Shareholders is in accordance with the facts and does not omit anything likely to affect the import of such information.

1.3
The directors of Altchem, whose names are set out in paragraph 6.4 of this Part 4, accept responsibility for the information contained in this proxy statement in respect of the Altchem Shareholders. To the best of the knowledge and belief of the directors of Altchem (who have taken all reasonable care to ensure that such is the case), the information contained in this proxy statement in respect of the Altchem Shareholders is in accordance with the facts and does not omit anything likely to affect the import of such information.

2
BUSINESS OF THE COMPANY

  Osmotica is a fully integrated biopharmaceutical company focused on the development and commercialization of specialty products that target markets with underserved patient populations. Our diversified product portfolio in the specialty neurology and women's health space, together with our non-promoted complex formulations of generic drugs, form the foundation of our unwavering commitment to improve patients' lives.

3
DIRECTORS OF THE COMPANY

  As at the date of this proxy statement the Directors of the Company are:

Name	Position
Brian Markison	Chairman and Chief Executive Officer
Fred Weiss	Non-executive Director
David Burgstahler	Non-executive Director
Juan Vergez	Non-executive Director
Gregory L. Cowan	Non-executive Director
Carlos Sielecki	Non-executive Director
Sriram Venkataraman	Non-executive Director
4
FINANCIAL INFORMATION RELATING TO THE GROUP

4.1
Osmotica Holdings S.C.Sp. acquired Lilydale Limited, which subsequently changed its name to Osmotica Pharmaceuticals plc on April 30, 2018 for the purpose of facilitating an offering of ordinary shares in an initial public offering. On October 22, 2018, Osmotica Pharmaceuticals plc completed the IPO, in which it issued and allotted 7,647,500 Ordinary Shares (including shares issued upon exercise of the underwriters' overallotment option) at a public offering price of $7.00 per share. In addition to the Ordinary Shares sold in the IPO, Osmotica Pharmaceuticals plc sold 2,014,285 Ordinary Shares to certain existing shareholders, including the Affected Shareholders, at the IPO price.

4.2
Immediately prior to the IPO and prior to the commencement of trading of Osmotica Pharmaceuticals plc's Ordinary Shares on Nasdaq, Osmotica Holdings S.C.Sp. undertook a series of restructuring transactions that resulted in Osmotica Pharmaceuticals plc becoming the direct parent of Osmotica Holdings S.C.Sp with each holder of common units of Osmotica Holdings S.C.Sp. receiving approximately 42.84 ordinary shares of Osmotica Pharmaceuticals plc in exchange for each such common unit. In addition, each holder of an option to purchase common units of Osmotica Holdings S.C.Sp. received an option to purchase the number of ordinary shares of Osmotica Pharmaceuticals plc determined by multiplying the number of units underlying such option by approximately 42.84 (rounded down to the nearest whole share) and dividing the exercise price per unit for such option by approximately 42.84 (rounded up to the nearest whole cent). These transactions are referred to as the Reorganization. Accordingly, all share and share amounts for all periods presented in the financial statements incorporated by reference into this proxy statement have been adjusted retroactively, where applicable, to reflect the stock split.

4.3
Until the Reorganization on October 17, 2018, Osmotica Pharmaceuticals plc did not conduct any operations (other than activities incidental to its formation, the Reorganization and the pursuit of an initial public offering). Upon the completion of the Reorganization, the historical consolidated financial statements of Osmotica Holdings S.C.Sp. became the historical financial statements of Osmotica Pharmaceuticals plc. Accordingly, the consolidated financial statements incorporated by reference into this proxy statement reflect the financial information of Osmotica Holdings S.C.Sp.

4.4
The consolidated statements of the financial position and the related consolidated statements of operations, comprehensive income (loss), changes in equity and cash flows of the Group at December 31, 2018 and December 31, 2017, and the results of its operations and its cash flows for the years ended 31 December 2018 and 31 December 2017 (including the notes thereto) are incorporated by reference into this proxy statement and can be accessed at https://www.sec.gov/Archives/edgar/data/1739426/000155837019002499/osmt-20181231x10k.htm#ITEM8FINANCIALSTATEMENTS_107712 ..

4.5
The Group's condensed consolidated unaudited statements of operations, comprehensive income, financial position, changes in equity and cash flows in each case as at, or for the three months ended March 31, 2019 are also incorporated by reference into this proxy statement and can be accessed at https://www.sec.gov/Archives/edgar/data/1739426/000155837019004704/osmt-20190331x10q.htm.

4.6
A hard copy of these documents will not be sent to any shareholder unless requested. Shareholders of record may request these documents in hard copy form free of charge by requesting them in writing or by telephone as follows:

  Christopher Klein
  Osmotica Pharmaceuticals
  400 Crossing Boulevard
  Bridgewater, NJ 08807
  USA
  Phone: +1 908 809 1300; Fax: +1 908 809 1301

4.7
In order to ensure timely delivery of documents, shareholders of record must make their request no later than five business days prior to the date of the EGM.

4.8
The following table is intended to allow shareholders easily identify information incorporated by reference:

Information	Source
Turnover and net profit or loss before taxation, the charge for tax, extraordinary items and minority interests for the last two financial years and in respect of any interim statement made since the last published audited accounts	Form 10-K filed on March 28, 2019, page nos. 80 and 102 (available at https://www.sec.gov/Archives/edgar/
data/1739426/000155837019002499/osmt-20181231x10k.htm#Consolidated_Balance_Sheet).
Form 10-Q filed on May 9, 2019, page no. 6 (available at https://www.sec.gov/Archives/edgar/
data/1739426/000155837019004704/osmt-20190331x10q.htm#CONDENSEDCONSOLIDATEDBALANCESHEETS_97403).
A statement of net assets and liabilities shown in the latest published audited accounts	Form 10-K filed on March 28, 2019, page no. 101 (available at https://www.sec.gov/Archives/edgar/ data/1739426/000155837019002499/osmt-20181231x10k.htm#Consolidated_Balance_Sheet).
A cash flow statement if provided in the last published audited accounts	Form 10-K filed on March 28, 2019, page no. 104 (available at https://www.sec.gov/Archives/edgar/ data/1739426/000155837019002499/osmt-20181231x10k.htm#Consolidated_Balance_Sheet).
Significant accounting policies together with any points from the notes to the accounts which are of major relevance to an appreciation of the figures
Form 10-K filed on March 28, 2019, Note 2 on pages 107-116 (available at https://www.sec.gov/Archives/edgar/
data/1739426/000155837019002499/osmt-20181231x10k.htm).
Form 10-Q filed on May 9, 2019, Note 2 on pages 9-12 (available at https://www.sec.gov/Archives/edgar/
data/1739426/000155837019004704/osmt-20190331x10q.htm).
5
AVISTA

5.1
Avista is a New York-based private equity firm focused on investments in growth-oriented healthcare businesses.

5.2
Avista was formed on March 21, 2011 under the laws of Delaware as a limited partnership. Avista's registered address is at 65 East 55th Street, 18th Floor, New York, NY 10022, USA. David Burgstahler and Thompson Dean directly control and are the beneficial owners of Avista.

5.3
David Burgstahler and Sriram Venkataraman are both Partners at Avista and each of them sit on the investment committee of Avista. In addition, Mr Burgstahler is the Co-Managing Partner, Co-Chief Executive Officer and President of Avista. Osmotica's CEO, Mr Markison, has been a healthcare industry advisor to Avista since September 2012.

5.4
As at the date of this proxy statement, the Partners of Avista are:

Name	Position
Thompson Dean	Managing Partner and Co-CEO
David Burgstahler	Managing Partner and Co-CEO
Robert Girardi	Partner
Sriram Venkataraman	Partner
5.5
Avista has never published any financial information.

6
ALTCHEM

6.1
Altchem is a holding company founded by an Argentine family. With more than 30 years of experience in the pharmaceutical industry, Altchem's founders have held interests in pharmaceutical companies in several regions of the world.

6.2
Altchem was formed on March 1, 2011 under the laws of Cyprus as a limited liability company. Altchem's registered address is at Kapaïokákn, 6 City House, 3032, Limasol, Cyprus. Voting and disposition decisions with respect to Ordinary Shares beneficially owned by Altchem are made by the foundation council of Harsaul Foundation, a foundation organized under the laws of Panama and with a registered address at Ave. Samuel Lewis and 54 Street, Panama, Republic of Panama,

  in its absolute discretion. As a result, the Harsaul Foundation may be deemed to share beneficial ownership of the Ordinary Shares held by each of Altchem and Orbit A-1.

6.3
Juan Vergez acts as President of Orbit. Carlos Sielecki is beneficiary of the Buga Trust, a discretionary irrevocable trust organized under the laws of the Isle of Man. The Buga Trust is a beneficiary of 27.84% of the assets of the Harsaul Foundation that indirectly owns 100% of the shares of Altchem. Distributions out of the assets of the Harsaul Foundation to the above referenced trust as beneficiary are at the discretion of the Foundation Council, which has the power to make distributions of the assets of the foundation. However, the Foundation Council is limited in its discretion in that its authority to distribute assets is restricted to the Buga Trust and two other trusts, the beneficiaries of which are not associated with Altchem.

6.4
As at the date of this proxy statement, the directors of Altchem are:

Name	Position
Georgia Kafkalia	Director
Evi Papageorgiou	Director
6.5
Altchem has never published any financial information.

7
INTERESTS AND DEALINGS IN RELEVANT SECURITIES OF THE COMPANY

7.1
As at the close of business on the Latest Practicable Date, the Directors and persons connected to them (within the meaning of Section 220 of the Irish Companies Act) and other members of the Board Concert Party were interested in the following relevant securities of the Company (other than options to subscribe for Ordinary Shares, which are disclosed in paragraph 7.2 of this Part 4 and other than as disclosed in paragraphs 10 and 11 of this Part 4):

Name	Number of Ordinary Shares
Altchem Limited	21,235,297
ACP III AIV, L.P.	9,296,965
ACP Holdco (Offshore), L.P.	5,183,899
Orbit Co-Invest I LLC	4,936,926
Brian Markison	1,488,242
Orbit Co-Invest A-I LLC	1,182,243
Orbit Co-Invest III LLC	1,032,995
7.2
As at the close of business on the Latest Practicable Date, Directors held the following options to subscribe for Ordinary Shares:

Director	No. of Options	Exercise Price (US$)		Commencement Date for Vesting of Options	Expiry Date
Brian Markison	642,526	US$	14.95	February 3, 2016	May 5, 2026
Brian Markison	642,526	US$	14.95	October 18, 2018	May 5, 2026

7.3
As at the close of business on the Latest Practicable Date, Directors held the following Restricted Share Units (RSUs) in respect of Ordinary Shares:

Director	No. of RSUs	Grant Price (US$)	Grant Date	Vesting Date
Brian Markison	387,991	$7.12	February 25, 2019	February 25, 2024
Fred Weiss	11,467	$7.63	January 24, 2019	January 24, 2020
Fred Weiss	11,467	$7.63	January 24, 2019	January 24, 2021
Fred Weiss	11,469	$7.63	January 24, 2019	January 24, 2022
Fred Weiss	37,037	$3.15	June 18, 2019	The day after the 2020 Annual General Meeting of Shareholders
Gregory L. Cowan	11,467	$7.63	January 24, 2019	January 24, 2020
Gregory L. Cowan	11,467	$7.63	January 24, 2019	January 24, 2021
Gregory L. Cowan	11,469	$7.63	January 24, 2019	January 24, 2022
Gregory L. Cowan	23,148	$3.15	June 18, 2019	The day after the 2020 Annual General Meeting of Shareholders
7.4
Save as disclosed in this paragraph 7, at the close of business on the Latest Practicable Date, no Director or person(s) connected to the Directors (within the meaning of Section 220 of the Irish Companies Act) nor any other member of the Board Concert Party was interested, or held any short positions in any class of relevant securities of the Company.

7.5
At the close of business on the Latest Practicable Date, no:

7.5.1
subsidiary of the Company;

7.5.2
trustee of a pension scheme (other than an industry-wide pension scheme) in which the Company or a subsidiary of the Company participates; or

7.5.3
fund manager (other than exempt fund managers) connected with the Company, was interested, or held any short positions in any class of relevant securities of the Company.

7.6
There have been no dealings in the relevant securities of the Company during the period between October 18, 2018 (being the date of admission of the Ordinary Shares to trading on Nasdaq) and the Latest Practicable Date by any member of the Board Concert Party.

7.7
At the close of business on the Latest Practicable Date, neither Davy Corporate Finance nor any persons controlling, controlled by or under the same control as Davy Corporate Finance was interested, or held any short position in the relevant securities of the Company. There have been no dealings in the relevant securities of the Company during the period between October 18, 2018 (being the date of admission of the Ordinary Shares to trading on Nasdaq) and the Latest Practicable Date by Davy Corporate Finance or any persons controlling, controlled by or under the same control as Davy Corporate Finance.

7.8
At the close of business on the Latest Practicable Date, neither A&L Goodbody nor any of the partners or professional staff of A&L Goodbody who are actively engaged in the proposals referred to in this proxy statement or who are customarily engaged in the affairs of the Company since October 6, 2017 was interested, or held any short position in the relevant securities of the Company. There have been no dealings in the relevant securities of the Company during the period between October 18, 2018 (being the date of admission of the Ordinary Shares to trading on Nasdaq) and the Latest Practicable Date by A&L Goodbody or any of its partners or professional staff who are actively engaged in the proposals referred to in this proxy statement or who are customarily engaged in the affairs of the Company since October 6, 2017.

7.9
The Company has not repurchased or redeemed any relevant securities of the Company between October 18, 2018 (being the date of admission of the Ordinary Shares to trading on Nasdaq) and the Latest Practicable Date.

7.10
At the close of business on the Latest Practicable Date, no person has provided any of the Affected Shareholders and/or the Management Individuals with an irrevocable commitment or letter of intent to accept or not accept any offer for the relevant securities of the Company or to vote (or to procure that any other person vote) in favour or against a resolution of the Company (including of its shareholders).

8
INTERESTS AND DEALINGS IN RELEVANT SECURITIES OF THE COMPANY BY AVISTA SHAREHOLDERS

8.1
Set out below are details of all interests held by Avista Shareholders in Ordinary Shares as at the close of business on the Latest Practicable Date:

AVISTA FUND	ORDINARY SHARES OWNED	PERCENTAGE OF ISSUED SHARE CAPITAL
ACP III AIV, L.P.	9,296,965	17.70%
ACP HOLDCO (OFFSHORE), L.P.	5,183,899	9.87%
ORBIT CO-INVEST I LLC	4,936,926	9.40%
ORBIT CO-INVEST III LLC	1,032,995	1.97%
8.2
Save as disclosed in this paragraph 8, at the close of business on the Latest Practicable Date, none of the Avista Shareholders, the directors of any Avista Shareholder or any other Avista Concert Party was interested in, or held, any short positions in any class of relevant securities of the Company.

8.3
There have been no dealings by Avista Shareholders in the relevant securities of the Company during the period between October 18, 2018 (being the date of admission of the Ordinary Shares to trading on Nasdaq) and the Latest Practicable Date.

8.4
There have been no dealings in the relevant securities of the Company during the period between October 18, 2018 (being the date of admission of the Ordinary Shares to trading on Nasdaq) and the Latest Practicable Date by the directors of any Avista Shareholder or any other Avista Concert Party.

9
INTERESTS AND DEALINGS IN RELEVANT SECURITIES OF THE COMPANY BY ALTCHEM SHAREHOLDERS

9.1
Set out below are details of all interests held by Altchem Shareholders in Ordinary Shares as at the close of business on the Latest Practicable Date:

ALTCHEM SHAREHOLDER	ORDINARY SHARES OWNED	PERCENTAGE OF ISSUED SHARE CAPITAL
ALTCHEM LIMITED	21,235,297	40.43%
ORBIT CO-INVEST A-I LLC	1,182,243	2.25%
9.2
Save as disclosed in this paragraph 9, at the close of business on the Latest Practicable Date, none of the Altchem Shareholders, the directors of any Altchem Shareholder or any other Altchem Concert Party was interested in, or held, any short positions in any class of relevant securities of the Company.

9.3
There have been no dealings by Altchem Shareholders in the relevant securities of the Company during the period between October 18, 2018 (being the date of admission of the Ordinary Shares to trading on Nasdaq) and the Latest Practicable Date.

9.4
There have been no dealings in the relevant securities of the Company during the period between October 18, 2018 (being the date of admission of the Ordinary Shares to trading on Nasdaq) and the Latest Practicable Date by the directors of any Altchem Shareholder or any other Altchem Concert Party.

10
INTERESTS AND DEALINGS IN RELEVANT SECURITIES OF AVISTA

10.1
Interests of the Company in relevant securities of Avista Shareholders

  As at close of business on the Latest Practicable Date, neither the Company nor any subsidiary of the Company was interested, or held any short positions in any class of relevant securities of any Avista Shareholder.

10.2
Interests of Directors in relevant securities of Avista Shareholders

  As at close of business on the Latest Practicable Date, only directors David Burgstahler, Sriram Venkataraman and Brian Markison own relevant securities in any of the Avista Shareholders. Mr Burgstahler indirectly owns approximately 1.4% of ACP III and Mr Venkataraman indirectly owns approximately 0.12% of ACP III. In connection with each of their positions as, in the case of Messrs Burgstahler and Venkataraman, partners of Avista, and, in the case of Mr Markison, healthcare industry advisor to Avista, each of Messrs Burgstahler, Venkataraman and Markison are limited partners of Avista.

  Save as disclosed in this paragraph 10.2, as at close of business on the Latest Practicable Date, no Director or person(s) connected to the Directors (within the meaning of Section 220 of the Irish Companies Act) was interested, or held any short positions in any class of relevant securities of any Avista Shareholder.

11
INTERESTS AND DEALINGS IN RELEVANT SECURITIES OF ALTCHEM

11.1
Interests of the Company in relevant securities of Altchem Shareholders

  As at close of business on the Latest Practicable Date, neither the Company nor any subsidiary of the Company was interested, or held any short positions in any class of relevant securities of any Altchem Shareholder.

11.2
Interests of Directors in relevant securities of Altchem Shareholders

11.2.1
Director Fred Weiss owns approximately 54% of the membership interest in Orbit Co-Invest A-I LLC, through his family investment vehicle, ADA Investments LP (ADA). ADA is a purely passive investor in Orbit Co-Invest A-I LLC.

11.2.2
Mr Weiss also has a small, passive investment in a Hungarian company, Sostech Kft., held through ADA. Sostech Kft. is managed by a director of Osmotica, Mr Juan Vergez.

11.2.3
A description of director Carlos Sielecki's interests in the relevant securities of Altchem Shareholders is included at paragraph 6.3 of this Part 4.

11.2.4
Save as disclosed in this paragraph 11.2, as at close of business on the Latest Practicable Date, no Director or person(s) connected to the Directors (within the meaning of Section 220 of the Irish Companies Act) was interested, or held any short positions in any class of relevant securities of any Altchem Shareholder.

12
DIRECTORS' SERVICE CONTRACTS

  No Director has a service contract with the Company or any of its subsidiaries or associated companies having more than 12 months to run. No Director's service contract with the Company or any of its subsidiaries or associated companies has been entered into or amended within 6 months of the date of this proxy statement.

13
MATERIAL CONTRACTS

13.1
Agreements related to the Reorganization

  Immediately prior to the IPO and prior to the commencement of trading of Osmotica Pharmaceuticals plc's Ordinary Shares on Nasdaq, on October 17, 2018, Osmotica Holdings S.C.Sp. entered into a number of agreements and undertook a series of restructuring transactions that resulted in Osmotica Pharmaceuticals plc becoming the direct parent of Osmotica Holdings S.C.Sp with each holder of common units of Osmotica Holdings S.C.Sp. receiving approximately 42.84 ordinary shares of Osmotica Pharmaceuticals plc in exchange for each such common unit. In addition, each holder of an option to purchase common units of Osmotica Holdings S.C.Sp. received an option to purchase the number of ordinary shares of Osmotica Pharmaceuticals plc determined by multiplying the number of units underlying such option by approximately 42.84 (rounded down to the nearest whole share) and dividing the exercise price per unit for such option by approximately 42.84 (rounded up to the nearest whole cent).

13.2
Shareholders Agreement

  On October 17, 2018, a shareholders agreement (the Shareholders Agreement) was entered into between the Affected Shareholders, Osmotica and the Management Individuals. The Shareholders Agreement contains, among other provisions, certain restrictions on the rights of Management Individuals to transfer their Ordinary Shares.

13.3
Underwriting Agreement

  On October 17, 2018, an underwriting agreement (the Underwriting Agreement) was entered into in connection with the IPO between (1) the Company and (2) Jefferies LLC, Barclays Capital Inc. and RBC Capital Markets, LLC, on behalf of themselves and as representatives of the underwriters listed in the Underwriting Agreement pursuant to which the Company agreed to sell to the underwriters, and each underwriter severally agreed to purchase Ordinary Shares at the public offering price less the underwriting discounts and commissions set forth in the Underwriting Agreement.

  The Underwriting Agreement contains customary representations, warranties and indemnities from the Company to the underwriters.

  The proceeds received by the Company as a result of the IPO amounted to US$43,291,500. The commissions paid by the Company pursuant to the Underwriting Agreement amounted to US$3,258,500.

13.4
RevitaLid Stock Purchase Agreement

  On October 24, 2017, the Company entered into a stock purchase agreement with Nephron Pharmaceuticals Corporation, Point Guard Partners, LLC, VOOM LLC, Tom Riedhammer, Avery Family Trust, and Vision Quest Holdings, LLC to purchase the outstanding stock of RevitaLid, Inc. RevitaLid, Inc. is the owner of RVL-1201, an ophthalmic product candidate that treats blepharoptosis, or droopy eyelid, which had been licensed from VOOM LLC. Osmotica obtained all rights to the VOOM LLC License Agreement and is undertaking future development and commercialization of RVL-1201, which includes conducting clinical trials and filing a new drug application with the Food and Drug Administration. The purchase price for the acquisition was $12,500,000, subject to certain adjustments.

13.5
Amendment to Supply Agreement with Nephron Pharmaceuticals Corporation

  One of the Company's product candidates, RVL-1201, is manufactured and supplied to the Company by Nephron Pharmaceuticals Corporation under an exclusive supply agreement that was entered into on February 7, 2013. The term of the original supply agreement was five years. In connection with the RevitaLid Inc. acquisition, the Company and Nephron Pharmaceuticals Corporation entered into an amendment to the supply agreement on October 24, 2017 that provides that the term of the supply agreement will automatically renew for additional one-year periods unless either party provides at least 90 days' advance written notice of non-renewal.

13.6
Amendment to Supply Agreement with Orion Corporation

  One of the Company's products, Divigel, is manufactured by Orion Corporation pursuant to a supply agreement that was originally entered into on November 24, 2003. The agreement was subsequently amended to extend the term until January 1, 2019. On January 1, 2018, the Company entered into an amendment to the Divigel Supply Agreement that provides that the term of the agreement will be extended for an additional seven years until January 1, 2026.

13.7
Amendment to Credit Agreement

  The Company entered into a $160.0 million term loan pursuant to a Credit Agreement dated February 3, 2016 between the Company as borrower, certain other lenders and CIT Bank, N.A. acting as administrative agent and swingline lender. The term loan was subsequently increased by $117.5 million and is secured by certain assets of the Company, excluding certain intangibles and foreign property. On December 21, 2017, the Company entered into an amendment to the senior secured credit facilities to further increase the principal amount of the term loan to an aggregate principal amount of $327.5 million.

14
CONSENT

  Davy Corporate Finance, which is regulated in Ireland by the Central Bank of Ireland, has given and has not withdrawn its written consent to the issue of this proxy statement with the inclusion of its name, its advice, and references thereto in the form and context in which they appear.

15
INTENTIONS OF THE AFFECTED SHAREHOLDER/BOARD CONCERT PARTY

15.1
The Affected Shareholder/Board Concert Party is not proposing any changes to the Board and has confirmed that it is not its intention, following any increase in its percentage shareholding as a result of any share repurchase by the Company, to seek any changes to the business of the Company or its subsidiaries or in the manner in which the existing business is carried on or to seek any redeployment of the assets of the Company or any of its subsidiaries.

15.2
The Affected Shareholder/Board Concert Party has also confirmed that following any percentage increase in its percentage shareholding arising from any repurchase by the Company of its shares, it is its intention that the existing employment rights, conditions of employment and pension rights of all employees of the Company and its subsidiaries will be fully safeguarded.

16
GENERAL

16.1
No agreement, arrangement or understanding (including any compensation arrangement) having any connection with or dependence upon Resolution 1 exists between the Affected Shareholders, the Directors, the Management Individuals, the Company or any person acting, or deemed under the Takeover Rules to be acting, in concert with them and any of the Directors, recent directors of the Company or any of the holders or recent holders of, or any persons interested or recently interested in, relevant securities of the Company.

16.2
No agreement, arrangement or understanding exists whereby any shares which may be acquired in pursuance of the transaction which is the subject matter of Resolution 1 will be transferred to any other person.

16.3
References in this proxy statement to "relevant securities" shall have the meaning assigned by Rule 2.1 of Part A of the Takeover Rules, meaning: (i) securities of the Company which confer voting rights; (ii) equity share capital of the Company, Avista or Altchem; and/or (iii) securities or any other instruments conferring on their holders rights to convert into or subscribe for any new securities of any of the foregoing categories of securities.

16.4
References in this proxy statement to "an interest in a relevant security" or "interested in relevant securities" means a person who has a long position in a relevant security and a person who has only a short position in a relevant security shall be deemed not to have an interest nor to be interested in that security and "interests in" and "interested in" shall be construed accordingly in relation to relevant securities.

16.5
There has been no material change in the financial or trading position of the Group subsequent to the consolidated audited financial statements of the Group for the year ended December 31, 2018 save for [            ].

16.6
The market closing price quotations for Ordinary Shares of the Company for the first trading day in each of the six months immediately preceding the date of this proxy statement and for the Latest Practicable Date are listed below. If there have been no dealings in the Ordinary Shares of the Company on any relevant day, the price quoted is the midpoint between the high and low market guide prices.

Date	Price
January 2, 2019		$7.78
February 1, 2019		$8.00
March 1, 2019		$7.20
April 1, 2019		$3.66
May 1, 2019		$3.95
June 3, 2019		$2.43
Latest Practicable Date ([ ], 2019)	$	[ ]
17
DOCUMENTS AVAILABLE FOR INSPECTION

  Copies of the following documents will be available for inspection during normal business hours on any weekday (public holidays excepted) at the offices of Davy Corporate Finance at A&L Goodbody, 25-28 North Wall Quay, Dublin 1 up to and including [                ], 2019 and at https://ir.osmotica.com/:

17.1
the Memorandum and Articles of Association of the Company;

17.2
the Certificate of Limited Partnership of Avista;

17.3
the Memorandum and Articles of Association of Altchem;

17.4
the audited consolidated accounts of the Company for the years ended December 31, 2018 and December 31, 2017;

17.5
the condensed consolidated unaudited statements of the Group as at, or for the three months ended March 31, 2019;

17.6
the waiver letter dated June 7, 2019 from the Irish Takeover Panel;

17.7
the consent letter from Davy Corporate Finance referred to in paragraph 14 above;

17.8
the material contracts referred to in paragraph 13 above; and

17.9
this proxy statement.

18
DEFINED TERMS

ACP III	ACP III AIV, L.P., with an address at 65 East 55th Street, 18th Floor, New York, NY 10022;
ACP Holdco	ACP Holdco (Offshore), L.P., with an address at 65 East 55th Street, 18th Floor, New York, NY 10022;
Affected Shareholder(s)	the Avista Shareholders and the Altchem Shareholders;
Affected Shareholders/Board Concert Party

the Directors, the spouse, parents, brothers, sisters and children of each such Director; the trustees of every trust of which any Director or any such member of their family is a beneficiary; every company which is controlled by any one or more of such Directors, such members of their families and the trustees of all such trusts; the Affected Shareholders;

Affected Shareholder Concert Party	any Altchem Concert Party or Avista Concert Party;
Altchem	Altchem Limited, with an address at Kapaïokákn, 6 City House, 3032, Limasol, Cyprus;
Altchem Concert Party	i.	Altchem;
ii.

its holding company, its subsidiaries and subsidiaries of its holding company, every associated company of any of the foregoing companies, and every company of which any of the foregoing companies is an associated company;

iii.

each of the directors of Altchem, the spouse, parents, brothers, sisters and children of each such Director; the trustees of every trust of which any Director or any such member of their family is a beneficiary; every company which is controlled by any one or more of such Directors, such members of their families and the trustees of all such trusts; and

	iv.	the trustees of every pension scheme in which Altchem participates;
Avista	Avista Capital Partners III GP, L.P., with an address at 65 East 55th Street, 18th Floor, New York, NY 10022;
Avista Concert Party	i.	Avista;
ii.

its holding company, its subsidiaries and subsidiaries of its holding company, every associated company of any of the foregoing companies, and every company of which any of the foregoing companies is an associated company;

iii.

each of the directors of Avista, the spouse, parents, brothers, sisters and children of each such Director; the trustees of every trust of which any Director or any such member of their family is a beneficiary; every company which is controlled by any one or more of such Directors, such members of their families and the trustees of all such trusts; and

	iv.	the trustees of every pension scheme in which Avista participates;
Avista Shareholders	Avista and the Avista Funds;
Board	the board of directors of Osmotica;
Board Concert Party

the Directors, the spouse, parents, brothers, sisters and children of each such Director; the trustees of every trust of which any Director or any such member of their family is a beneficiary; every company which is controlled by any one or more of such Directors, such members of their families and the trustees of all such trusts;

Company, we, Osmotica	Osmotica Pharmaceuticals plc or, where the context so requires, Osmotica Holdings S.C.Sp.;
Directors	the directors of the Company, whose names are set out in paragraph 3 of Part 4 of this proxy statement;
EGM, or Extraordinary General Meeting	the extraordinary general meeting of the Company, to be held at A&L Goodbody, 25-28 North Wall Quay, Dublin 1 on [ ], 2019 at [ ] am/pm;
Group	the Company and its subsidiaries;
Harsaul	Harsaul Foundation, with an address at Ave. Samuel Lewis and 54 Street, Panama, Republic of Panama;
Independent Directors	Messrs. Fred Weiss and Gregory L. Cowan;
Independent Shareholders	the Company's shareholders excluding the Affected Shareholders and the Management Individuals;
IPO	the admission of the Ordinary Shares to trading on Nasdaq on October 18, 2018 and the related offering of Ordinary Shares;
Irish Companies Act	Companies Act 2014;
Latest Practicable Date	[ ], 2019;

Management Individuals

the following current and former members of the management team of Osmotica that are party to the Shareholders Agreement: Brian Markison, Andrew Einhorn (including through Harpua LLC), Christopher Klein, David Purdy, Kevin Hudy (through Premier Trust, Inc., as Trustee of the Kevin Hudy 2013 Non-Grantor Nevada Trust dated September 18, 2013), Steve Squashic (through Peak Trust Company, as Trustee of the Steven Squashic 2013 Non-Grantor Alaska Trust dated September 11, 2013), Rich Buecheler, Jarret Miller and James Schaub;

Nasdaq	the Nasdaq Global Select Market;
Non-independent Directors	Brian Markison, David Burgstahler, Juan Vergez, Carlos Sielecki and Sriram Venkataraman;
Orbit A-1	Orbit Co-Invest A-1 LLC, with an address at 895 Sawyer Road Marietta, GA 30062;
Orbit I	Orbit Co-Invest I LLC, with an address at 65 East 55th Street, 18th Floor, New York, NY 10022;
Orbit III	Orbit Co-Invest III LLC, with an address at 65 East 55th Street, 18th Floor, New York, NY 10022;
Ordinary Shares	ordinary shares of US$0.01 each in the capital of the Company;
Panel	the Irish Takeover Panel;
Record Date	July 15, 2019;
Resolution 1	Resolution 1 at the EGM;
Share Repurchases	The repurchase by the Company of up to 5,251,892 Ordinary Shares;
Shareholders Agreement	a shareholders agreement dated October 17, 2018 between the Affected Shareholders, Osmotica and the Management Individuals; and
Takeover Rules	the Irish Takeover Panel Act 1997, Takeover Rules 2013.

PRELIMINARY—SUBJECT TO COMPLETION

 Part 5

GENERAL INFORMATION

VOTING REQUIREMENTS AND PROXIES

        Resolution 1 requires the affirmative vote of a majority of votes properly cast by the shareholders entitled to vote at the EGM.

        Only Independent Shareholders are entitled to cast votes on Resolution 1.

        If you vote your shares by mail, telephone or Internet, your shares will be voted in accordance with your directions. If you do not indicate specific choices when you vote by mail, telephone or Internet, your shares will be considered present and entitled to vote at the EGM and will be counted towards determining whether or not a quorum is present, but they will have no effect on the approval of any of the proposals.

        If your shares are held in the name of a broker or nominee and you do not instruct the broker or nominee how to vote, brokers or nominees are not permitted to vote your shares on any matter and your shares will not be counted as having been voted on any proposal, but will be counted as in attendance at the meeting for purposes of a quorum.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

        Under Irish law, there is no general right for a shareholder of a Nasdaq-listed company to put items on the agenda of an extraordinary general meeting. Osmotica's Articles of Association provide that shareholders holding 10% of Osmotica's paid up share capital carrying voting rights may requisition extraordinary general meetings and may nominate persons to be elected as directors at such extraordinary general meetings.

OTHER MATTERS

        At the time of mailing of this proxy, we do not know of any other matter that may come before the EGM and do not intend to present any other matter. However, if any other matters properly come before the meeting or any adjournment, the persons named as proxies will have discretionary authority to vote the shares represented by the proxies in accordance with their own judgment, including the authority to vote to adjourn the meeting.

        We will bear the cost of solicitation of proxies. Our officers, directors and other associates may assist in soliciting proxies by mail, telephone and personal interview.

ATTENDING THE EGM

        The EGM will take place at A&L Goodbody, 25-28 North Wall Quay, Dublin 1. To attend the EGM, you must demonstrate that you were an Osmotica shareholder as of the close of business on July 15, 2019, or hold a valid proxy for the EGM from such a shareholder. The proxy card includes an admission ticket for one shareholder to attend the EGM. You may alternatively present a brokerage statement showing proof of your ownership of ordinary shares of Osmotica as of July 15, 2019. All shareholders must also present a valid form of government-issued picture identification in order to attend. Please allow additional time for these procedures.

PRELIMINARY - SUBJECT TO COMPLETION

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on [ ], 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, annual reports and statutory financial statements electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. OSMOTICA PHARMACEUTICALS PLC 400 CROSSING BOULEVARD BRIDGEWATER, NJ 08807 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on [ ], 2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Independent Directors recommend you vote FOR the following proposal: 1. To approve a waiver of offer obligations under Rule 37 of the Irish Takeover Rules to enable share buybacks or redemptions. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For 0 Against 0 Abstain 0 Yes 0 No 0 Please indicate if you plan to attend this meeting Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000426106_1 R1.0.1.18

PRELIMINARY - SUBJECT TO COMPLETION

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com OSMOTICA PHARMACEUTICALS PLC Extraordinary General Meeting of Shareholders [ ], 2019 [ ] (Irish Time) This proxy is solicited by the Independent Directors The shareholder(s) hereby appoint(s) Brian Markison, Andrew Einhorn, Christopher Klein and Rebecca Jewell or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of OSMOTICA PHARMACEUTICALS PLC that the undersigned shareholder(s) is/are entitled to vote, with all powers which the undersigned would possess if personally present at the meeting, at the Extraordinary Meeting of Shareholders to be held on [ ], 2019 at [ ] (Irish Time) at A&L Goodbody, 25-28 North Wall Quay, Dublin 1, and at any adjournment or postponement thereof. You may vote at the Extraordinary General Meeting if you were a shareholder of record at the close of business on July 15, 2019. A shareholder entitled to attend and vote is entitled to appoint one or more proxies to attend, speak and vote instead of him or her at the Extraordinary General Meeting. A proxy need not be a shareholder of record. If you wish to nominate a proxy other than Brian Markison, Andrew Einhorn, Christopher Klein and Rebecca Jewell, please contact our Company Secretary. Any such nominated proxy must attend the Extraordinary General Meeting in person in order for your votes to be cast. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Independent Directors' recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, and any adjournment or postponement thereof. Continued and to be signed on reverse side 0000426106_2 R1.0.1.18